UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2016

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 28, 2016, FormFactor, Inc. (“FormFactor”) filed a Current Report on Form 8-K disclosing that FormFactor had, on June 24, 2016, completed its acquisition of Cascade Microtech, Inc., an Oregon corporation (“Cascade Microtech”) by means of the merger of Cardinal Merger Subsidiary, Inc., an Oregon corporation and a wholly-owned subsidiary of FormFactor, with and into Cascade Microtech pursuant to the Agreement and Plan of Merger dated as of February 3, 2016, by and among FormFactor, Cardinal Merger Subsidiary, Inc. and Cascade Microtech. FormFactor is filing this Amendment No. 1 on Form 8-K/A to provide the financial statements of Cascade Microtech and the pro forma financial information giving effect to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements of Cascade Microtech required by Item 9.01(a) of Form 8-K are filed as Exhibits 99.2 and 99.3 to this Amendment No. 1 on Form 8-K/A and incorporated herein by reference to Cascade Microtech’s audited consolidated financial statements as of and for the year ended December 31, 2015 included in Cascade Microtech’s Annual Report on Form 10-K for the year ended December 31, 2015 and Cascade Microtech’s unaudited consolidated interim financial statements as of and for the three months ended March 31, 2016 included in Cascade Microtech’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, respectively. The consent of the independent registered public accounting firm of Cascade Microtech is attached hereto as Exhibit 23.1.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.4 to this Amendment No. 1 on Form 8-K/A and incorporated herein by reference to the unaudited pro forma condensed combined balance sheet as of March 26, 2016 and the unaudited pro forma condensed combined statements of operations for the three months ended March 26, 2016 and the fiscal year ended December 26, 2015, in each case, included in FormFactor’s Registration Statement on Form S-4, as amended and filed with the SEC on May 19, 2016.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Cascade Microtech

99.2	Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 (incorporated by reference to Cascade Microtech’s Annual Report on Form 10-K for the year ended December 31, 2015)

99.3	Unaudited Consolidated Interim Financial Statements as of and for the three months ended March 31, 2016 (incorporated by reference to Cascade Microtech’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016)

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 26, 2016 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 26, 2016 and the fiscal year ended December 26, 2015 (incorporated by reference to FormFactor’s Registration Statement on Form S-4, as amended and filed with the SEC on May 19, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: July 14, 2016	By:	/s/ Michael M. Ludwig
Name: Michael M. Ludwig
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Cascade Microtech

99.2	Audited Consolidated Financial Statements as of and for the year ended December 31, 2015 (incorporated by reference to Cascade Microtech’s Annual Report on Form 10-K for the year ended December 31, 2015)

99.3	Unaudited Consolidated Interim Financial Statements as of and for the three months ended March 31, 2016 (incorporated by reference to Cascade Microtech’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016)

99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 26, 2016 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 26, 2016 and the fiscal year ended December 26, 2015 (incorporated by reference to FormFactor’s Registration Statement on Form S-4, as amended and filed with the SEC on May 19, 2016)